UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2020

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As of April 22, 2020, AMVAC Chemical Corporation (“AMVAC”), our principal operating subsidiary, as borrower, and affiliates (including registrant), as guarantors and/or borrowers, entered into a Fifth Amendment to Second Amended and Restated Credit Agreement (the “Fifth Amendment”) with a group of commercial lenders led by Bank of the West (AMVAC’s primary bank) as agent, swing line lender and L/C issuer. Under the Fifth Amendment, among other things, while the term and loan commitments remain unchanged, the maximum permitted Consolidated Funded Debt Ratio (“CFD Ratio”) has been increased from 3.25-to-1 to the following schedule: 4.00-to-1 through September 30, 2020, stepping down to 3.75-to-1 through December 31, 2020, 3.5-to-1 through March 31, 2021 and 3.25-to-1 thereafter. In addition, to the extent that it completes acquisitions totaling $15 million or more in any 90-day period, AMVAC may step-up the CFD Ratio by 0.5-to-1, not to exceed 4.25-to-1, for the next three full consecutive quarters. Finally, to the extent that a proposed acquisition is at least $30 million but less than $50 million, the consent of the Lead Agent is required. Larger acquisitions continue to require the consent of a majority of the Lenders. The Fifth Amendment is linked hereto as Exhibit 10.1 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K, including the Exhibits linked hereto, is being furnished under Items 1.01, 2.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition

On April 28, 2020, American Vanguard Corporation issued a press release in which it revised guidance on its financial performance for the quarter ended March 31, 2020. That press release is linked hereto as Exhibit 10.2 and incorporated by reference herein.

Item 8.01	Other Events

On April 28, 2020, American Vanguard Corporation issued a press release regarding its (and certain of its affiliates’) entry into the Fifth Amendment to the Second Amended and Restated Credit Agreement (as described in greater detail in Item 1.01 above). That press release is linked hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Fifth Amendment to Second Amended and Restated Credit Agreement dated as of April 22, 2020.

Exhibit 10.2	Press release dated April 28, 2020 by American Vanguard Corporation announcing the completion of the Fifth Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: April 28, 2020	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary